OIL AND NATURAL GAS SALES	12 Months Ended
Dec. 31, 2014
OIL AND NATURAL GAS SALES
OIL AND NATURAL GAS SALES

10) OIL AND NATURAL GAS SALES

($ thousands)	2014	2013	2012

Oil and natural gas sales	$1,849,312	$1,616,798	$1,365,542
Royalties(1)	(323,118)	(264,326)	(212,208)

Oil and natural gas sales, net of royalties	$1,526,194	$1,352,472	$1,153,334

(1)	Royalties above do not include production taxes which are reported separately on the Consolidated Statements of Income/(Loss).